UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

HWH International Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2026, HWH International Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Smart Dynamics Technology Limited, the Company’s majority stockholder. Pursuant to the Stock Purchase Agreement, the Company agreed to purchase all of the issued and outstanding shares (the “Shares”) of Hearty Nova Limited, a British Virgin Islands limited company, from Smart Dynamics Technology Limited. The purchase price for the Shares will be $1.00.

Hearty Nova Limited owns 51% of a joint venture company in Hong Kong, China Gas Africa Clean Energy Investment Holdings Limited (the “JV Company”). The remaining 49% of the JV Company is owned by China Gas Holdings Limited (“CGH”).

The Company’s Chairman, Liu Ming Hui, is both the owner of Smart Dynamics and the Chairman and a significant stockholder of CGH. Liu Ming Xing, the Company’s Chief Executive Officer, also serves as an Executive Director of CGH. Liu Ming Hui and Liu Ming Xing are brothers. Liu Chang is a member of the Company’s Board of Directors, Liu Ming Hui’s daughter, and an Executive Director of CGH.

The Company anticipates investing US$1,173,000 in the JV Company through Hearty Nova Limited, with CGH investing $1,127,000 in the JV Company (such investment amounts reflect the parties’ relative ownership). This funding will be provided as and when required, with the amount and timing subject to the necessary approvals at that time. The JV Company intends to develop, construct and operate a natural gas processing plant in Nigeria, and anticipates borrowing from non-affiliated parties to finance the remaining expenses of this project.

The closing of the Stock Purchase Agreement will be subject to standard closing conditions.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to its complete text, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

Planned Name Change

The Company’s Board of Directors has approved the change of the Company’s name from “HWH International Inc.” to “EnerSyn Global Inc.” The Company will announce additional information regarding the timing of this name change in the near future.

The new corporate name “EnerSyn Global Inc.” is strategically designed to reflect the Company’s planned expansion into new areas, including energy, as the Company expands its operations.

The prefix “Ener” is intended to reflect the Company’s plans to enter into areas which may include global oil and gas resources, natural gas processing, coal-based energy production, and strategic mineral resources.

The suffix “Syn”, derived from “Synthesis”, symbolizes what the Company believes will be a core competitive differentiation: the synthesis, integration and digitalization of global energy assets. This term will embody the integration of traditional energy processing, chemical synthesis business including natural gas-to-methanol production, and the future synchronized deployment of Real World Asset (RWA) digitization infrastructure.

The addition of “Global” demonstrates the Company’s sustained cross-border resource expansion strategy, global capital market orientation, and its ambition to build a worldwide integrated energy industrial ecosystem.

The Company continues to operate its existing business operations as well.

Nasdaq Compliance Matter

As previously disclosed in the Current Report on Form 8-K filed on May 29, 2026, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market, under Listing Rule 5550(b)(1) because the Company’s stockholders’ equity of $2,078,220 as reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026 was below the required minimum of $2.5 million, and because, as of May 29, 2026, the Company did not meet the alternatives of market value of listed securities or net income from continuing operations.

In connection with the above, on June 18, 2026, the Company submitted a compliance plan to Nasdaq (the “Compliance Plan”). As part of its Compliance Plan, the Company identified transactions intended to remedy the stockholders’ equity deficiency, including: (i) the sale of 250,000 shares to Alset Inc. for $500,000, which closed on June 9, 2026; and (ii) the sale of 20,000,000 shares of the Company’s common stock and warrants to purchase an additional 160,000,000 shares of the Company’s common stock to Smart Dynamics Technology Limited for $10,000,000, which closed on August 10, 2026.

Following the closing of these two transactions, the Company now affirms that it believes it has regained compliance with the stockholders’ equity requirement.

On July 30, 2026, the Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2026. As reported in such Form 10-Q, as of June 30, 2026, the Company had stockholders’ equity of $2,798,599, which exceeded the $2.5 million minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1). Following the closing of the Smart Dynamics transaction on August 10, 2026, the Company’s stockholders’ equity has increased by $10 million.

On August 28, 2026, the Nasdaq sent the Company a Stockholders’ Equity Conditional Compliance Letter reflecting that based on the stockholders’ equity set forth in the Company’s Form 10-Q for the period ended June 30, 2026, the Staff has determined that the Company complies with Listing Rule 5550(b)(1).

The Nasdaq noted that it will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and assumptions, which are subject to risks, uncertainties and other factors that may cause actual results to differ materially from the statements contained herein. Forward-looking statements in this release include statements regarding the Company’s future business development. All forward-looking statements speak only as of the date of this report. The Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement dated September 11, 2026, between HWH International Inc. and Smart Dynamics Technology Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HWH INTERNATIONAL INC.

Dated: September 11, 2026	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer